                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                 SUMMARY OF CASH RECIEPTS AND CASH DISBURSEMENTS

                       For the Month Ending: July 31, 2004

BEGINNING BALANCE IN ALL ACCOUNTS                                $14,427,677.50

RECEIPTS:
     1.  Receipts from Operations                                $     7,974.24
         Intercompany Collections                                $ 2,042,179.48
     2.  Other Receipts
                                                                 --------------
TOTAL RECEIPTS                                                   $ 2,050,153.72

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                             $            -
         b. Others                                               $            -
     4. Taxes
         a. Federal Income Taxes                                 $            -
         b. FICA Withholdings                                    $            -
         c. Employee's withholdings                              $            -
         d. Employer's FICA                                      $            -
         e. Federal Unemployment Taxes                           $            -
         f. State Income Tax                                     $            -
         g. State Employee withholdings                          $            -
         h. All other state taxes

     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)                          $            -
         b. Utilities                                            $            -
         c. Insurance                                            $            -
         d. Merchandise bought for manufacture or sell           $            -
         e. Other necessary expenses
            Computer Access/Hosting Services                     $    23,625.00
            U.S. Trustee Fee                                     $       500.00
            Other                                                $            -
                                                                 --------------

TOTAL DISBURSEMENTS                                              $    24,125.00
Less: Disbursements paid by Parent/Affiliate                     $   (24,125.00)
                                                                 --------------
ADJUSTED DISBURSEMENTS                                           $            -

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD              $ 2,050,153.72

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                          $            -
                                                                 --------------
ENDING BALANCE IN Citibank                                       $     8,432.90
ENDING BALANCE IN BofA-Atlanta GA                                $14,900,661.52
ENDING BALANCE IN BofA-Dallas TX                                 $ 1,568,736.80
                                                                 --------------
ENDING BALANCE IN ALL ACCOUNTS                                   $16,477,831.22
                                                                 ==============

                                OPERATING REPORT

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                       For the Month Ending: July 31, 2004

Bank:                    Bank of America
Location:                Atlanta, GA
Account Name:            BofA-Atlanta GA
Account Number:          329979536

DATE RECEIVED          DESCRIPTION            AMOUNT
-------------          -----------            ------
  7/9/2004         Utility.Com                  2,474.24
  7/9/2004         Businessnet Telecom          5,500.00
  7/9/2004         FCI-Sweden Estate        2,042,179.48
                                          --------------
                                          $ 2,050,153.72
                                          ==============

                                OPERATING REPORT

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                       For the Month Ending: July 31, 2004

STATEMENT OF INVENTORY

Beginning Inventory                   $    -
Add: purchases                        $    -
Less: goods sold                      $    -
                                      ------
Ending inventory                      $    -
                                      ======

PAYROLL INFORMATION STATEMENT

Gross payroll for this period         $    -
Payroll taxes due but unpaid          $    -

          STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                         DATE REGULAR        AMOUNT OF             NUMBER OF                AMOUNT OF
   NAME OF CREDITOR/LESSOR              PAYMENT IS DUE     REGULAR PAYMENT     PAYMENTS DELINQUENT      PAYMENTS DELINQUENT
   -----------------------              --------------     ---------------     -------------------      -------------------
TMR, Inc                                   Monthly           $  40,174.00              0                   $          -
New World Tower Partners                   Monthly           $  12,651.40              0                   $          -
Quinby Building Inc                        Monthly           $  10,087.82              2                   $  20,175.64
111 Eight Ave, LLC                         Monthly           $  42,485.59              0                   $          -
Descalso Howard                            Monthly           $   8,585.00              0                   $          -
One Wilshire Arcade                        Monthly           $   7,938.44              1                   $   7,938.44
Hatfield Philips                           Monthly           $   5,371.63              0                   $          -

                                OPERATING REPORT

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                       For the Month Ending: July 31, 2004

STATEMENT OF AGED RECEIVABLES

                                                                 3RD PARTY*                 INTERCOMPANY             TOTAL
                                                             -------------------         -----------------     ----------------
ACCOUNTS RECEIVABLE
    Beginning of month balance                               $     98,181,590.45         $    5,817,959.31     $ 103,999,549.76
    Add: sales on account                                    $                 -         $               -     $              -
    Less: customer credits                                   $                 -         $               -     $              -
    Less: collections                                        $         (7,974.24)        $   (2,042,179.48)    $  (2,050,153.72)
    Less: offsets                                            $                 -         $               -     $              -
    Less: application of customer deposits                   $                 -         $               -     $              -
                                                             -------------------         -----------------     ----------------
    End of month balance                                     $     98,173,616.21         $    3,775,779.83     $ 101,949,396.04
                                                             ===================         =================     ================

0-30 Days            31-60 Days           61-90 Days         Over 90 Days       End of Month Total
---------            ----------           ----------       ----------------     ------------------
$       -            $        -           $        -       $  98,173,616.21     $    98,173,616.21

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                3RD PARTY                  INTERCOMPANY             TOTAL
                                                             -------------------         -----------------     ----------------
Beginning of month balance                                   $      5,528,060.86         $    5,315,966.98     $  10,844,027.84
Add: sales on account**                                      $         24,125.00         $               -     $      24,125.00
Add: intercompany activity
   Expenses paid directly by Parent or Affiliate             $        (24,125.00)        $       24,125.00     $              -
   Net cash advanced by Parent or Affiliate                  $                 -         $               -     $              -
   Credit extended by Parent or Affiliate                    $                 -         $               -     $              -
   Amounts collected on behalf of Affiliate                  $                 -         $               -     $              -
Less: payments                                               $                 -         $               -     $              -
                                                             -------------------         -----------------     ----------------
End of month balance                                         $      5,528,060.86         $    5,340,091.98     $  10,868,152.84
                                                             ===================         =================     ================

0-30 Days            31-60 Days        61-90 Days           Over 90 Days          End of Month Total
---------            ----------        ----------         ----------------        ------------------
$       -            $        -        $        -         $   5,528,060.86        $    5,528,060.86

* Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $2,663,816.

                                OPERATING REPORT

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                       For the Month Ending: July 31, 2004

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.  Federal income taxes                        Yes (X)                No ( )

2.  FICA withholdings                           Yes (X)                No ( )

3.  Employee's withholdings                     Yes (X)                No ( )

4.  Employer's FICA                             Yes (X)                No ( )

5.  Federal unemployment taxes                  Yes (X)                No ( )

6.  State income tax                            Yes (X)                No ( )

7.  State employee withholdings                 Yes (X)                No ( )

8.  All other state taxes                          See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                                OPERATING REPORT

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Michael F. Mies, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                         ______________________________________
                                         For the Debtor In Possession

                                         Michael F. Mies
                                         Designated Officer

                                OPERATING REPORT